                                                                   EXHIBIT 10(j)


                 [ARABIAN SHIELD DEVELOPMENT COMPANY LETTERHEAD]

                                   May 3, 1991

His Excellency Sheikh Kamal Adham
Jeddah - Saudi Arabia

This letter is to acknowledge receipt from your Excellency of a loan amounting to US 250,000 subject to and in accordance with the following conditions:

Amount              :USD 250,000 (Two Houndred Fifty Thousand Dollars)


Interest            :Libor plus 3% per annum, to be added to the principal at
                     the end of each month to make integral part of it.

Maturity date       :31/12/1991 or the date of the payment to us by the National
                     Mining Company Limited to any amount due under the Agreement dated 6 Jumada 2nd 1391 H. corresponding to 29 July, 1971 between General Petroleum and Mineral Organization (Petromin) and the National Mining Company Limited and Arabian Shield Development Company, Whichever is the earliest.

                     This loan shall also mature at the date of any loan granted in the meantime to us by the National Mining Company or by its shareholders.

Place of Payment    :SAUDI AMERICAN BANK
                     (Jeddah Branch), Jeddah, Saudi Arabia
                     ARABIAN SHIELD DEVELOPMENT COMPANY
                     ACCT: NO. 5401623

Late Payment        :Should the amount due (principal and interest) not be paid when due, it shall thereafter bear interest at the rate of Libor plus 5% per annum until full payment and discharge.

In accordance with the above mentioned conditions, we hereby undertake to pay you the amount of the loan plus all accrued interest at the maturity date set herein.

Sincerely,                                    ARABIAN SHIELD DEVELOPMENT COMPANY

                                              /s/ HATEM EL-KHALIDI

                                              By: Hatem El-Khalidi, President

                       ARABIAN SHIELD DEVELOPMENT COMPANY

                            CERTIFICATE OF SECRETARY



I, Drew Wilson, Secretary of Arabian Shield Development Company do hereby certify as follows:

At a meeting of the Board of Directors, duly and legally held on May 3, 1991, at which a quorum was present and voting throughout, the following Resolution was adopted:

            RESOLVED, that the Board of Directors hereby approves of a loan of $250,000.00 from Sheikh Kamal Adham, Vice-Chairman of National Mining Company Limited, under the terms and conditions as outlined in the attached letter agreement. Mr. Hatem El-Khalidi is hereby authorized to sign the letter agreement as President of the Company.

In witness hereof, I hereunto set my hand this 3rd day of May, 1991,




                             /s/ DREW WILSON
                             ----------------------
                             Drew Wilson, Secretary